UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2020

SG BLOCKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

195 Montague Street, 14th Floor

Brooklyn, NY 11201

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 646-240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	SGBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 1, 2020, SG Blocks, Inc., a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with ThinkEquity, a division of Fordham Financial Management, Inc., acting as the sole underwriter (the “ThinkEquity”), pursuant to which the Company agreed to sell to the underwriter in a firm commitment underwritten public offering (the “Offering”) an aggregate of 440,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a public offering price of $4.25 per share. No over-allotment option was granted to the underwriter in this Offering due to limited capacity under the Company’s Registration Statement (as defined below) pursuant to pursuant to General Instruction I.B.6. of Form S-3.

The gross proceeds from the sale of the Shares, before deducting the underwriter’s discounts and commissions and other estimated offering expenses payable by the Company, were approximately $1,870,000. The Underwriting Agreement contains customary representations, warranties, and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the underwriter, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions.

The Shares were issued in the Offering pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-228882)(the “Registration Statement”), which was declared effective on February 7, 2019, and the base prospectus included therein, as supplemented by the preliminary prospectus supplement filed with the Securities and Exchange Commission (the “Commission”) on April 1, 2020 pursuant to Rule 424(b)(5) under the Securities Act, and a final prospectus supplement, dated April 1, 2020, which was filed with the Commission on April 2, 2020 pursuant to Rule 424(b)(5) under the Securities Act. The Offering closed on April 3, 2020.

The Company currently intends to use the net proceeds from the sale of the Shares in the Offering primarily for working capital and general corporate purposes which may include, without limitation, funding certain contractual obligations to CPF GP 2019-1 LLC (“CPF”) under a loan agreement pursuant to which the Company has agreed to loan money to CPF and engaging in acquisitions or other business combinations or investments, sales and marketing activities, general and administrative matters and capital expenditures.

A copy of the opinion of Gracin & Marlow, LLP, New York, New York, relating to the legality of the issuance and sale of the Shares in the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is included as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The provisions of the Underwriting Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement and are not intended as a document for investors and the public to obtain factual information about the current state of affairs of the parties to that document. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the Commission.

Item 8.01. Other Events.

Press Releases

On March 31, 2020, the Company issued a press release announcing the launch of the proposed Offering. On April 1, 2020, the Company issued a press release announcing the pricing of the Offering and on April 3, 2020, the Company issued a press release announcing the closing of the Offering. Copies of these press releases are attached hereto as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, and are incorporated herein by reference.

Updating Risk Factors

The Company is including the risk factor below for the purpose of supplementing and updating the risk factor disclosure contained in Part I–Item 1A–Risk Factors in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (“Annual Report on Form 10-K”), filed with the Commission on March 30, 2020. The risk factor below was initially included in the Company’s preliminary prospectus supplement filed with the Commission on April 1, 2020, and the prospectus supplement, dated April 1, 2020, which was filed with the Commission on April 2, 2020, in connection with the Offering that closed on April 3, 2020. The following risk factor should be read in conjunction with the risk factors described in the Company’s Annual Report on Form 10-K.

There can be no assurance that our collaboration with Transcend will be successful and generate significant revenue.

On March 30, 2020, we entered into a Memorandum of Understanding with Transcend to provide joint products and services. Products that are expected to be implemented include modular primary care medical units, COVID-19 diagnostic testing units, quarantine living units, as well as drive through testing units at employer onsite clinics and community hospitals. The Memorandum of Understanding does not specify a quantity of units to be built or provide for any guarantee of services by either party. There can be no assurance that the collaboration will continue, that it will yield the anticipated benefits or generate significant revenue, that we be able to build the anticipated medical and testing units in a timely manner or that the need for such units will continue.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

1.1	Underwriting Agreement, dated April 1, 2020, by and between SG Blocks, Inc. and ThinkEquity, a division of Fordham Financial Management, Inc.

5.1	Opinion of Gracin & Marlow, LLP

23.1	Consent of Gracin & Marlow, LLP (included in the Opinion of Gracin & Marlow, LLP filed as Exhibit 5.1)

99.1	Press Release of SG Blocks, Inc., dated March 31, 2020

99.2	Press Release of SG Blocks, Inc., dated April 1, 2020

99.3	Press Release of SG Blocks, Inc., dated April 3, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SG Blocks, Inc.

Dated: April 3, 2020	By:	/s/ Paul Galvin
Paul Galvin
Chairman and CEO

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